Exhibit 99.1

Joint Press Release

FREYR AS and Alussa Energy Acquisition Corp.
Complete Business Combination

NEW YORK, NY and OSLO, Norway, July 9, 2021 – FREYR AS, a Norway-based developer of clean, next-generation battery cell production capacity, and Alussa Energy Acquisition Corp. (“Alussa Energy”) (NYSE: ALUS), a Cayman Island exempted special purpose acquisition company, announced the completion of their previously announced business combination (the “Business Combination”). The Business Combination, which is effective today, was approved at the special meeting of shareholders of Alussa Energy on June 30, 2021.

The combined company now operates as FREYR Battery (“FREYR”) and its common stock and warrants began trading on the New York Stock Exchange (“NYSE”) under the ticker symbols “FREY” and “FREY WS”, respectively, on July 8, 2021. Alussa Energy’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and are being delisted by the NYSE.

The Business Combination provides equity funding for FREYR’s battery cell manufacturing development strategy, including the development of up to 43 GWh of annual battery cell production capacity at Mo i Rana, Norway. Related to the transaction close, Alussa Energy has received elections to redeem approximately 18.4 million of its outstanding shares. After redemptions and prior to payment of transaction expenses, FREYR is expected receive approximately $704 million in gross proceeds from the Business Combination. This includes $600 million in gross proceeds from the issuance of a fully committed Private Investment in Public Equity (“PIPE”) transaction anchored by strategic and institutional investors, including Koch Strategic Platforms, Glencore, Fidelity Management & Research Company LLC, Franklin Templeton, Sylebra Capital and Van Eck Associates Corporation.

Daniel Barcelo, Chief Executive Officer and Director of FREYR Battery, said, “We are proud to complete the combination of Alussa Energy and FREYR, positioning FREYR Battery for leadership in accelerating decarbonization ambitions across the globe. Alussa Energy remained true to its goal to promote the energy transaction movement and is excited to introduce one of the first pure-play, ESG-focused clean battery cell production companies to U.S public markets. I look forward to a continued strong partnership with the entire FREYR Battery team as we execute on our long-term growth strategy.”

Torstein Dale Sjøtveit, Founder and Executive Chairman of FREYR, commented, “The combination with Alussa Energy and subsequent NYSE listing are major milestones for FREYR. We are excited about the endorsement of our growth strategy and the value creation potential enabled by state-of-the-art technology, access to clean renewable energy and a strong organization with a unique combined competence in battery technology, partnership strategies, project execution and operational excellence. The capital from the business combination with Alussa Energy will catalyze FREYR’s plan to deliver up to 43 GWh of battery cell manufacturing capacity in Norway by 2025.”

Tom Einar Jensen, Co-Founder and CEO of FREYR, added, “From the outset, FREYR’s ambition has been to become one of the largest European battery cell suppliers and a leader in the Nordic battery ecosystem. Speed, scale and sustainability are the core tenets of FREYR’s strategy and we will deploy the capital from this business combination to rapidly build large facilities in Norway leveraging the favorable battery cell production environment. We are advancing commercial discussions across our target market segments with potential customers seeking clean, low-cost and low-carbon battery cells.”

Advisors

Credit Suisse Securities (USA) LLC acted as the equity capital markets advisor to Alussa Energy. Credit Suisse Securities (USA) LLC, BTIG, LLC and BTIG Norway AS acted as the financial advisors to Alussa Energy. Skadden Arps, Slate, Meagher & Flom LLP served as M&A legal counsel to Alussa Energy, Ellenoff Grossman & Schole LLP served as securities counsel to Alussa Energy, Wiersholm AS served as Norwegian counsel to Alussa Energy, and Appleby (Cayman) Ltd served as Cayman Islands legal counsel to Alussa Energy. Rystad Energy and Sustainable Governance Partners acted as business and environmental, social and governance advisors, respectively, to Alussa Energy. Kite Hill PR LLC acted as the public relations advisor to Alussa Energy.

Wilson Sonsini Goodrich & Rosati, P.C. served as U.S. legal counsel to FREYR, and Advokatfirmaet BAHR AS, served as Norwegian legal counsel to FREYR. Crux Advisers AS acted as investor relations adviser to FREYR.

Credit Suisse Securities (USA) LLC, BTIG, LLC , Pareto Securities AS, SpareBank 1 Markets AS and Clarkson Platou AS served as placement agents for the PIPE financing. Davis Polk & Wardwell LLP served as legal counsel to the placement agents.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, FREYR Battery’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity in Norway by 2025, collaborations with customers and global supply chain partners across the transportation and energy storage sectors and the ability to leverage the Nordic region’s developing battery ecosystem. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, FREYR Battery or FREYR AS and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed Business Combination; the possibility that Alussa Energy, FREYR Battery or FREYR AS may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, FREYR Battery and FREYR AS. Alussa Energy, FREYR Battery and FREYR AS caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, FREYR Battery or FREYR AS undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Assurances

There can be no assurance that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, FREYR Battery and FREYR AS in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR AS and FREYR Battery was derived entirely from FREYR AS. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, FREYR Battery or FREYR AS, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR AS or FREYR Battery has been derived, directly or indirectly, exclusively from FREYR AS and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR AS or FREYR Battery audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

For investor inquiries, please contact:

For Alussa Energy:

Chi Chow

Investor Relations

cchow@alussaenergy.com

Tel (+1) 929-303-6514

For FREYR:

Jeffrey Spittel

Vice President, Investor Relations

jeffrey.spittel@freyrbattery.com

Tel: (+1) 281-222-0161

Harald Bjørland

Investor Relations

Harald.bjorland@freyrbattery.com

Tel: (+47) 908 58 221

Source: FREYR Battery